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                                                                   EXHIBIT 10(4)

                                  DEED OF TRUST

      THIS CREDIT LINE DEED OF TRUST, made this 6th day of June, 1996, by and between MOUNTAINEER PARK, INC., whether one or more, hereafter called "Grantor"), and PENNY LOUCAS, 3677 Pennsylvania Avenue, Weirton, West Virginia 26062, as Trustee (whether one or more, hereinafter together called "Trustees").

WITNESSETH:

      That for and in consideration of the indebtedness and trusts hereinafter set forth and of the sum of Ten Dollars ($10.00), cash in hand paid, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant and convey unto Trustees, with power of sale, all of the following:

      (A) All that/those certain lot(s), tract(s) or parcel(s) of real estate, together with the improvements now or hereafter constructed and situate thereon and all appurtenances thereunto belonging or in anywise appertaining, situate and being in the Grant District, Hancock County, West Virginia, and more particularly described on Schedule I hereto attached and by this reference incorporated in and made a part of this Deed of Trust.

      (B) All right, title and interest of Grantor now owned or hereafter acquired in and to any and all sidewalks, alleys, streets and all strips and gores of land adjacent to or used in connection with such real estate and all easements and rights of way in connection therewith.

      (C) All buildings, improvements and fixtures of every kind, and all machinery, equipment and property which are or shall be attached to, or be deemed to be, fixtures and a part of the real estate herein conveyed.

      (D) All rentals, income, issues and profits that may accrue from the aforesaid real estate and improvements or any part thereof; provided, however, that so long as Grantor shall not be in default hereunder Grantor shall be entitled to collect and receive all said rents, income, issues and profits.

      All property described above, together with the real estate described above, shall secure the indebtedness herein described and covered by this Deed of Trust, and all the foregoing property, interests in property and other rights and interests are herein sometimes referred to collectively as the "Collateral".

              TO HAVE AND TO HOLD the Collateral unto Trustees and their successors in the trust forever; and Grantor does hereby covenant to and with Trustees ad Bridge Capital, LLC, having a principal place of business at 3015 East Sunset Road, Las Vegas, Nevada 89120 (the beneficial owner and holder of the promissory note secured by this Deed of Trust, and which, together with any other holder, is hereinafter sometimes called "Lender"), that Grantor will warrant generally the Collateral; that Grantor has the right to convey the Collateral to Trustees; that the same is free from any and all liens and encumbrances other than real estate taxes assessed but not yet due and payable; all items as set forth in a certain ALTA Commitment dated April 8, 1996, prepared by Chicago Title Company, a Mechanic's Lien in favor of ___________, a Judgement Lien in favor of __________________; that Trustees will have quiet possession thereof and that Grantor will execute such further assurances of the Collateral as may be requisite, including, but not limited to, the execution and delivery of financing statements and such other instruments as

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Lender may require to impose the lien hereof more specifically upon any item or items of property, or rights or interests therein, covered by this Deed of Trust.

                  IN TRUST NEVERTHELESS to secure the payment of (i) that certain promissory note of even date herewith, in the principal sum of Two Hundred Fifty Thousand Dollars ($250,000 00), executed by Grantor and payable to the order of Lender, a copy of which is attached hereto for identification as Exhibit ~ and is by this reference incorporated herein and made a part hereof, and to secure also any and all extensions, modifications, and renewals of said note, or any part thereof, however changed in form, manner or amount (collectively the "Note"), and (ii) all other indebtedness of Grantor to Lender or Trustees, at any time and from time to time arising hereunder or under the note of even date herewith, and to secure also any and all extensions, modifications and renewals of said Note (all of which indebtedness, together with the interest thereon, is sometimes hereinafter collectively referred to as the "Secured Debt").

                  IN TRUST, FURTHER, to secure the payment of any and all renewals, extensions or substitutions of said Note, or any part thereof, however changed in form, manner or amount, together with all interest that may then be due thereon.

                  Grantor agrees that the Note hereby secured or any part of the principal or interest thereof, or any other item secured hereunder, may be extended or renewed from time to time by the holder thereof, at its option, at the request of the then owners of the Collateral hereby conveyed, or at the request of any party bound thereon, or of any party who has assumed or may hereafter assume the payment of said Note, without the consent of or notice to other parties bound thereon, and without releasing them from any liability then existing.

                  Grantor covenants, represents, warrants and agrees as follows:

                  1. That Grantor will, so log as the Secured Debt, or any part thereof, remains unpaid: (a) pay as and when and payable all taxes, assessments and other governmental charges and fees that may be levied or assessed against the Collateral, including the buildings and improvements now situated on the Collateral, or that may hereafter be erected thereon, and any improvements and additions made therein or thereto from time to time and will furnish annually to Lender receipts showing the payment of such taxes, assessments, charges and fees ; (b) have and keep the building and improvements now situate on the Collateral or that may hereafter be erected thereon, and all other insurable property covered by this Deed of Trust constantly insured against loss or damage by fire and such other casualties, contingencies and hazards as Lender may require, in one or more responsible and solvent insurance companies authorized to transact business in the State of West Virginia approved by Lender, and in an amount satisfactory to Lender, with a standard mortgage clause, non-contributory, provided that loss or damage shall be payable to Lender as Lender's interest may appear, and will pay the premiums for such insurance as the same become due and payable and deliver the policy or policies of such insurance and all renewals thereof, to Lender and if such Collateral shall be damaged by fire or other casualty insured against Lender shall be entitled to receive the proceeds of such insurance to the extent of the unpaid balance of the Secured Debt and shall apply such proceeds i~ Lender's discretion, to the Secured Debt or to restore the Collateral; (c) keep and maintain the Collateral in good condition and repair and not abandon the same, or any part thereof, nor commit or permit the commission of waste on or in the Collateral, or any part thereof, and Grantor shall comply, and cause all occupants of the Collateral or those in possession thereof to comply with all laws, ordinances, rules and regulations relating to the use or maintenance of the Collateral and with all requirements, directions and orders and notices of violations thereof issued by any governmental agency, body or officer; (d) permit

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Trustees or Lender, or any of them, or their agents, to enter and inspect the
Collateral at all reasonable times; and (e) pay to Trustees, or to Lender, upon demand, any and all sums of money, including all costs, expenses and reasonable attorney's fees, which Trustees or Lender, or any of them, may incur or expend in any action or proceeding that may concern the Collateral, or any part thereof or interest therein, including without limitation any eminent domain proceeding, or any action or proceeding to sustain the lien of this Deed of Trust or its priority or in defending any party thereto, or any party secured hereby, against the liens, demands or claims of title of any person, firm or corporation, asserting priority over this Deed of Trust, or asserting title adverse to the title under which Trustees hold, or in the discharge of any such liens, demands or claims, or in connection with any action to foreclose this Deed of Trust, or to recover any indebtedness secured hereby.

              2. In the event Grantor (i) fails to make any payment required or fails to comply with, perform or carry out any of the provisions of Paragraph 1 hereof, or (ii) fails to perform any of the terms, convenants or agreements by Grantor to be performed under this Deed of Trust or is otherwise in default under this Deed of Trust, including, but not limited to failure to pay any advances made by Lender to protect the lien and security hereof as provided herein and interest of any future advances and all other items of the Secured Debt when due, then, and in any such event, Lender shall have the right (i) without notice to or demand upon Grantor or any other person in the case of non-payment as and when due under the note or in the case of failure of Grantor to maintain insurance on the Collateral as provided herein and (ii) upon 30 days notice to Grantor with respect to any other failure to perform by Grantor hereunder, to make any such payment, take any such action or do any such thing as, in the exercise of Leader's discretion, may be determined to be reasonably necessary to protect the lien and security hereof as fully and completely as if Grantor made each and every such payment when due, and kept, complied with, performed and carried out the provisions of said paragraph 1 in every respect. Without limiting the generality of the foregoing, Lender may, in any such event,
(a) obtain the required insurance covering the Collateral and pay the premiums thereon or pay any unpaid premiums on any insurance procured by Grantor; (b) pay said taxes, assessments and other governmental charges and fees together with any penalties and interest accrued thereon, and redeem the Collateral from a tax sale if it has been sold, and shall be subrogated to the lien of the governmental body to which such payment was made; (c) make and pay for any and all repairs which Lender deems necessary to place or keep the Collateral in good condition and repair; (d) stop or mitigate waste on or in the Collateral or any part thereof; (e) stop or prevent the removal, destruction, demolition, or structural alteration of any building or improvement on the Collateral; (f) stop or prevent the violation of any law, ordinance, rule or regulation relating to the use or maintenance of the Collateral or of any requirement, direction or order of notice of violation thereof issued by any agency, body or officer; and,
(g) pay all or any part of any sum of Paragraph 1 hereof; and Grantor hereby promises to pay to Lender, upon demand, any and all sums of money paid out or expended by Lender, for any of the purposes set out in this Paragraph 2, together with interest thereon from the date of payment at an annual rate equal to the rate of interest accruing on the principal of the Note plus seven percent (the "Default Rate"), and agrees that any sum or sums of money so paid by Lender or by Trustees, or any of them, shall thereupon be and become a part of the Secured Debt, and shall be collectible as such, all without waiver of any right arising from the breach of or default in the performance of any warranty, covenant, condition, provision or agreement herein contained or contained in the note, including the right to enter and take possession of the Collateral, and rent and manage the same, and the right to foreclose this Deed of Trust; but nothing herein contained shall be construed as imposing any duty or obligation upon Lender, or upon Trustees, to pay any such sum or sums of money herein authorized to be paid, or to take any other action authorized hereunder.

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              3. (a) For the purposes of this Deed of Trust, (i) "hazardous materials" means, and includes, petroleum products, fl _ able explosives, radioactive materials, asbestos or any hazardous, toxic or dangerous waste, substance or material defined as such or defined as a hazardous substance or other similar term by, in or for the purposes of any environmental laws, and
(ii) "environmental laws" means any "superfund" or "superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree, regulating, relating to or imposing liability or standards of conduct any hazardous materials as may now or at any time hereafter be in effect.

              (b) Except as otherwise disclosed in the Loan Agreement, Grantor and the Collateral are in substantial compliance with all environmental laws.

              (c) At any time during the term of the loan secured by this Deed of Trust, Grantor shall provide the Lender, at the expense of Grantor, with such reports of inspection or audits of the Collateral as Lender may request, prepared by qualified consultants approved by Lender, certifying as to the presence or absence of hazardous materials on the Collateral, and Grantor shall permit Lender, its agents and employees, to inspect or audit the Collateral, and for such purpose to enter upon the Collateral and to conduct all such tests as Lender shall determine to be necessary.

              (d) Grantor shall not place, or permit to be placed on the Collateral, any hazardous materials. If, at any time, it is determined by Lender that hazardous materials are or may be located on the Collateral which, under any applicable environmental laws, requires special handling in collection, storage, treatment or disposal, Grantor shall, within thirty (30) days after receiving written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all applicable environmental laws.

              (e) Grantor shall indemnify Bridge Capital, LLC and Lawrence Manypenny and shall hold Bridge Capital, LLC and Lawrence Manypenny harmless from and against all loss, damage and expense, including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims that Bridge Capital, LLC and Penny Loucas may incur as the result of or in connection with the assertion against Bridge Capital, LLC and Penny Loucas or any claim directly or indirectly, in whole or in part, as to the presence or removal of any hazardous materials, or relating to any activities on or affecting the Collateral, whether prior to or during the term of the loan secured by this Deed of Trust and whether such activity was carried on by Grantor or any predecessor in interest of Grantor or any other person. Grantor shall promptly notify Lender and Trustees in writing of any order or pending or threatened action by any regulatory agency or other governmental body, or any claims made by any third party relating to environmental laws of hazardous materials on or emanations from the Collateral and shall promptly furnish Bridge Capital, LLC and Penny Loucas with copies of any correspondence or legal pleadings in connection therewith. Lender and Trustees shall have the right, but absolutely no duty, to take any action they deem necessary or desirable, including, without limitation, appearing in or defending any such claims or actions, all at the cost of Grantor.

              (f) The obligations and liabilities of Grantor under this Paragraph shall survive any foreclosure or the delivery of a deed in lieu of foreclosure of this Deed of Trust.

              4. The occurrence of any of the following events shall constitute an event of default hereunder (hereinafter called an "Event of Default"), and upon the occurrence of any Event of Default and the Leader's giving of Notice of the occurrence of such Event of Default ("Notice of Default") which Event of Default is not cured by Grantor within 30 days from the mailing date of the Notice of Default (the "Cure Period") (except with respect

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to an Event of Default arising from non-payment as and when due under the Note or from failure of the Grantor to maintain any insurance on the Collateral required hereunder or from failure of the Grantor to pay any-taxes applicable to the Collateral as and when due other than such taxes the payment of which Grantor is contesting in good faith, which shall not require the giving of a Notice of Default), the Secured Debt shall at the option of Lender immediately become due and payable without notice to or demand on Grantor, or any other person: (a) if default shall be made in the payment as and when due of the Note, or any installment or part thereof, or the interest thereon, or of any sum due under the provisions of this Deed of Trust or the interest thereon; (b) if default shall be made in the payment, as and when due and payable, of any tax, assessment or other governmental charge or fee or any insurance premium or if the required insurance is not effected by Grantor or the policies delivered to Lender as herein required; (c) if there shall be a breach of or default in the performance or any covenant, condition, agreement, warranty or provision contained in this Deed of Trust or in the Loan Agreement; (d) if Grantor, or any party to of guarantor of the Note, shall become insolvent or make an assignment for the benefit of creditors, or if any petition for bankruptcy or arrangement pursuant to the Federal Bankruptcy Act, or any similar federal or state law, shall be filed by or against any of Grantor or any party to or guarantor of said note; (e) if any representation or warranty made or furnished to Lender by Grantor in connection with this Deed of Trust, the note or the Loan Agreement or to induce Lender to make the said loan proves to have been substantially untrue;
(f) if there shall not or hereafter exist upon the Collateral, or any part thereof, any claim, lien or encumbrance, other than real estate taxes assessed but not yet due and payable or other liens and encumbrances, if any, mentioned above, which is or might be superior to the lien of this Deed of Trust, including, without limitation, any recorded mechanic's, materialmen's or similar lien (whether or not the Lender had prior notice thereof); (g) if the Collateral or any part thereof or any legal or equitable interest therein be sold or transferred in any manner whatsoever, whether by deed, sales contract, lease or any other instrument, by Grantor to any person, firm, entity or corporation, except by devise or inheritance, without the consent in writing of the Lender; or (h) if Grantor shall do or suffer to be done any act or thing which would impair the security for the Secured Debt.

              5. If any one or more Events of Default shall occur and be continuing beyond any applicable Cure Period, any one or more of the following rights and remedies shall exist, any two or more of which may be exercised concurrently:

                      (a) Trustees or Lender may forthwith, without notice,
              separately or jointly: (i) enter into and upon all of the Collateral, either in person or by agent, and take possession of the Collateral without process of law, without liability to Grantor or other owner or owners of the Collateral, and manage and rent the same, or any part thereof, collect and receive the rents, issues and profits thereof (past due, due or become due) and apply the same to the payment of the Secured Debt, after first deducting the costs and expenses incurred in managing the Collateral and in collecting said rents, issues and profits (including, but not limited to, reasonable attorneys' fees and expenses) and after deducting such further amount or amounts as may be necessary to pay or reimburse said Lender and Trustees for any sum or sums of money paid by them, or any of them, under the provisions hereof, together with interest thereon at the Default Rate to the date of payment; or (ii) have a receiver appointed by any court having jurisdiction to take charge of the Collateral and collect, receive and apply the rents, issues and profits thereof. In either case, any person or persons in possession of the Collateral, or any part thereof, shall be deemed a tenant at will and shall at once surrender such possession on demand of Lender or Trustees or a receiver. It is understood and agreed by and between the parties hereto that nothing herein shall be construed as a substitute for, or in

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              derogation of, the right to foreclose this Deed of Trust or as imposing any or obligation upon Lender or upon Trustees, or any of them, to take charge of the Collateral or to collect said rents, issues or profit or to have a receiver appointed for such purpose.

                      (b) Lender may, at its option, declare the Secured Debt to be immediately due and payable and upon the exercise of said option the Secured Debt may be collected by proper action, foreclosure of this Deed of Trust or any other legal or equitable proceeding.

                      (c) At any time after the exercise by Lender of the option to declare the Secured Debt to be immediately due and payable, Trustees, upon the written request of Lender, shall foreclose upon and sell the Collateral to satisfy the Secured Debt at public auction at the front door of the Courthouse of Hancock County, West Virginia, or, if the Collateral be located in more than one county, at the front door of the courthouse of any county in which the Collateral, or any part thereof, is situate, for cash in hand on the day of sale, with the Trustee to have the right, but not the obligation, to require the successful bidder at the sale to post a deposit of up to ten percent (10%) of the bid amount, after first giving notice of such sale by publishing such notice in some newspaper of general circulation published in the county or counties wherein the Collateral is located, or, if there be no such newspaper(s), in a qualified newspaper(s) of general circulation in said county or counties once a week for two (2) successive weeks preceding the day of sale and after giving notice to Grantor as provided in paragraph 12 at least twenty (20) days prior to the day of sale. Lender may direct Trustees to sell al or a part of the Collateral, and sales may be in such lots, parcels or other units and in such order as Trustees determine to be most likely to maximize the total sales price, and Lender may become the purchaser of the Collateral so sold. Out of the proceeds of such sale Trustees shall pay, first, the costs and expenses of executing this trust (including, but not limited to, reasonable attorneys' fees and expenses), to Trustees, or to the one so acting, as his or their commission hereunder; second, to Lender and Trustees all moneys which they or any of them may have paid for taxes, assessments or other governmental charges or fees, insurance, repairs, court costs, and all other costs and expenses incurred to paid under the provisions of this Deed of Trust, together with interest thereon at the Default Rate from the date of payment; third, to Lender the full amount due and unpaid on the note and all other indebtedness hereby secured, together with all interest accrued thereon to date of payment; fourth, to the holder of an other lien or liens of record, in the order of their legal priority, such sums as may be due thereof, but such payment may be made or may not be made, in whole or in part, within the sole discretion of the Trustees; and, fifth, the balance, if any, to grantor, his heirs, personal representatives, successors or assigns upon delivery of and surrender to the purchaser or purchasers of possession of the Collateral less the expense, if any, of obtaining such possession. This Deed of Trust shall, with respect to all items of personal property and fixtures subject to the lien hereof, be deemed to grant a security interest to the Lender under the Uniform Commercial Code of West Virginia (the "Code"). In the event of the occurrence of any Event of Default, in addition to the rights, remedies and powers herein above set forth, Lender and Trustees shall have as to any and all fixtures and personal property covered by this Deed of Trust, all rights, remedies and powers of a secured party under the Code. This instrument is to be filed for record in the real estate records of the county in which the Collateral is located, so as to serve as a fixture filing pursuant to W. Va. Code Section 46-9-402.

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              6. Grantor does hereby waive personal service of notice of any sale made hereunder, upon him, his heirs, devisees, personal representatives, agents, successors or assigns, and also waives the posting of notice of sale at the courthouse.

              7. Grantor agrees that any sale made hereunder may be adjourned from time to time without notice other than oral proclamation or such adjournment at the time and place of sale, or at the time and place of any adjourned sale.

              8. In the event that foreclosure proceedings are instituted hereunder but are not completed, Trustees shall be reimbursed for all costs and expenses incurred by them in commencing such proceedings (including, but not limited, reasonable attorneys' fees and expenses); and all costs and expenses so incurred by Trustees, together with interest thereon until paid at the Default Rate, shall be payable by Grantor on demand, and shall be and become a part of the Secured Debt and shall be collectible as such.

              9. Trustees, or either of them, or the survivor thereof, may act in the execution of this trust, and in the event either of Trustees shall act alone, the authority and power of the Trustee so acting shall be as full and complete as if the powers and authority granted to Trustees herein jointly had been granted to such Trustee along; and either or both of Trustees are hereby authorized to act by agent or attorney in the execution of this trust, and it shall not be necessary for any Trustee to be present in person at any foreclosure sale hereunder.

              10. It is hereby expressly covenanted and agreed by all parties hereto that Lender may, at any time and from time to time hereafter, without notice to or consent from grantor or Trustees, appoint and substitute another trustee or trustees, corporations or persons, in place of the Trustees herein named to execute the trust herein created. Upon such appointment, either with or without a conveyance to said substituted trustee or trustees by the Trustees herein named, or by any substituted trustee or trustees in case the said right of appointment is exercised more than once, the new and substituted trustee or trustees in each instance shall be vested with all the rights, titles, interests, powers, duties and trusts in the Collateral which are vested in and conferred upon the Trustees herein named; and such new and substituted trustee or trustees shall be considered the successors and assigns of the Trustees who are named herein within the meaning of this instrument, and substituted in their place and stead. Each such appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to and the book and page of record of this Deed of Trust, and the description of the real estate herein described, which instrument, executed and acknowledged by Lender and recorded in the office of the Clerk of the County Commission of the County wherein the Collateral is situate, shall be conclusive proof of the proper substitution and appointment of such successor trustee or trustees, and notice of such proper appointment and substitution to all parties in interest.

              11. A copy of any notice of trustee's sale under this Deed of Trust shall be served on Grantor by certified mail, return receipt requested, directed to Grantor at the address stated below or such other address given to Lender in writing by Grantor, subsequent to the execution and delivery of this Deed of Trust. Any other notice (except notice of other liens that may be given to Lender pursuant to W. Va. Code Section 38-1-14) shall be effective upon the deposit of such notice, in writing, in the regular United States mail, postage prepaid, addressed to the party or parties who receive such notice at the following addresses or at such other addresses any such party may give to the other parties in writing:

To Grantor:

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Mountaineer Park, Inc.
              P.O. Box 358
              Chester, West Virginia 26034
              Attn:  President

with a copy faxed to:

              Thomas K. Russell
              Fax No.:  (714) 376-3018

To Lender:

              Bridge Capital, L.L.C.
              3015 East Sunset Road
              Las Vegas, Nevada  89120


To Trustees:

              Penny Loucas
              3677 Pennsylvania Avenue
              Weirton, WV  26062

notice of other liens given pursuant to W. Va. Code Section 38-1-14, shall be given to Lender at the above address and shall be effective upon receipt by Lender.

              12. No failure of Lender or Trustees to exercise any option herein contained shall constitute a waiver of any right or privilege herein given or granted to Lender or Trustees, and as waiver by Lender or Trustees of the right to exercise any option as to any breach or default shall not constitute a waiver of the right to exercise the same option, or any other option herein contained, as to another or any continuing or subsequent breach or default.

              13. In the event that this Deed of Trust shall now or at any time after the date hereof be subordinate to any other deed of trust on the Collateral, Grantor hereby agrees that: (a) any default in the performance of any of the terms, covenants and conditions of any prior deed of trust shall constitute and be a default under the terms hereof; (b) the lien of this Deed of Trust shall extend to the interest of Grantor in the proceeds from any sale of the Collateral, whether by foreclosure of any such prior encumbrance or otherwise, to the extent any such proceeds exceed the amount necessary to satisfy such prior encumbrances, and the Grantor does hereby assign, transfer and set over any such excess proceeds to the Lender; and (c) any trustee or other person conducting any such sale or foreclosure is hereby directed to pay such excess proceeds to the extent necessary to pay the herein Secured Debt in full, notwithstanding any provision to the contrary contained in any prior encumbrance.

              14. It is further understood and agreed between the parties hereto that if any term or provision of this Deed of Trust or the Note contravene or be in conflict with any law of the state of West Virginia or any other applicable law or regulation, such term or provision is amended and modified to conform with such law.

              15. Whenever and wherever herein the plural is used it shall include the singular and vice versa as the context may require, and the word "Grantor" or the words "him", "he" or "his" when used in this Deed of Trust shall, when required by the context hereof,

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be taken to refer to and to mean the Grantor or Grantors herein, whether one or more in number, and whether individual, firm or corporation, and the wood "person" as used herein shall include an individual(s), firm(s), corporation(s) or other legal entity(ies), and if there shall be two or more persons herein before described as "Grantor", the covenants, conditions, agreements, warranties and provisions herein made and contained shall be deemed to be made by Grantor, jointly and severally, and each shall be jointly and severally liable thereon.

              16. It is further understood and agreed by and between the parties hereto that all covenants, agreements, representations and warranties of Grantor herein contained shall extend to and bind its successors and assigns, and shall inure to the benefit of Lender and Trustees and their successors and assigns.

Witness the following signature:


SIGNED IN THE PRESENCE OF:

                                            MOUNTAINEER PARK, INC.


                                            By: /s/ Edson R. Arneault
                                                --------------------------------
                                                   Edson R. Arneault, President


STATE OF OHIO            )
COUNTY OF STARR          )

         BEFORE ME, a Notary Public, in and for said County and State personally appeared MOUNTAINEER PARK, INC. by Edson R. Arneault, its President, who acknowledged that he did sign the foregoing instrument and that the same was his free act and deed and the free act and deed of said corporation.


         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Alliance, Ohio this 6th day of June, 1996.



                                                          /s/
                                            --------------------------------
                                                  Notary Public

THIS INSTRUMENT PREPARED BY:
GEIGER, TEEPLE, SMITH & HAHN
260 East Main Street
Alliance, Ohio 44601


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